                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                    [ ]  Confidential, for Use of the Commission Only
                                                        (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SCB COMPUTER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                             (SCB LOGO/LETTERHEAD)

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1999

To our Shareholders:

     The 1999 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee, on September 16, 1999, beginning at 10:00 a.m. (Memphis time), for the following purposes:

     1. to elect four directors to serve on the Company's Board of Directors for a one-year term;

     2. to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000; and

     3. to transact any other business that properly comes before the meeting.

     Shareholders of record at the close of business on July 23, 1999, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof.

     You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting in person, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying postage-paid envelope.

                                      By Order of the Board of Directors,

                                      /s/ Gordon L. Bateman
                                      Gordon L. Bateman
                                      Secretary

August 12, 1999

                             YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1

  What is the purpose of the meeting?.......................    1
  Who is entitled to vote?..................................    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote my shares?..................................    2
  How do I vote the shares credited to my KSOP account?.....    2
  Can I change my vote after I return my proxy card or KSOP
     voting instruction form?...............................    2
  What are the Board's recommendations?.....................    2
  What vote is required to approve each item?...............    2

STOCK OWNERSHIP.............................................    4

  How much common stock do the Company's largest
     shareholders and its management own?...................    4
  Compliance with Section 16(a) Filing Requirements.........    5

ITEM 1 -- ELECTION OF DIRECTORS.............................    6

  General...................................................    6
  Nominees for Director.....................................    6
  How does the Board of Directors operate?..................    6
  How are directors nominated?..............................    7
  How often did the Board of Directors and its committees
     meet in fiscal 1999?...................................    7
  How are directors compensated?............................    7
  Compensation Committee Interlocks and Insider
     Participation..........................................    8

EXECUTIVE OFFICER COMPENSATION..............................    8

  Report of the Compensation Committee on Executive
     Compensation...........................................    8
  Summary Compensation Table................................   10
  Stock Option Grants in Fiscal 1999........................   10
  Stock Option Exercises and Values for Fiscal 1999.........   11
  Employment Agreements.....................................   11
  Comparison of Total Shareholder Returns...................   13

ITEM 2 -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS....   14

OTHER MATTERS...............................................   14

ADDITIONAL INFORMATION......................................   14

  Solicitation of Proxies...................................   14
  Shareholder Proposals for 2000 Annual Meeting of
     Shareholders...........................................   14

                             (SCB LOGO/LETTERHEAD)

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1999

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SCB Computer Technology, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee, on September 16, 1999, beginning at 10:00 a.m. (Memphis time), and at any postponement or adjournment thereof. This Proxy Statement and the enclosed proxy card, together with the Company's 1999 Annual Report to Shareholders, are first being sent to the shareholders of the Company entitled to vote at the meeting on or about August 12, 1999.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At the meeting, shareholders will act upon the matters outlined in the accompanying Notice of 1999 Annual Meeting of Shareholders. These matters include (1) election of four directors to serve on the Company's Board of Directors for a one-year term, and (2) ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, July 23, 1999, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on that date at the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date or their duly appointed proxies, together with their guests, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum, thereby permitting the shareholders to conduct their business at the meeting. As of the record date, there were 24,711,924 outstanding shares of common stock. Broker non-votes and proxies received but marked as abstentions will be included in the calculation of the number of shares considered present at the meeting.

HOW DO I VOTE MY SHARES?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card or vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the broker or other nominee that holds their shares.

HOW DO I VOTE THE SHARES CREDITED TO MY KSOP ACCOUNT?

     If you are a participant in the Company's KSOP, you may vote the shares of common stock credited to your KSOP account as of the record date. You may vote by instructing Merrill Lynch Trust Company, the trustee of the KSOP, pursuant to the voting instruction form being mailed with this Proxy Statement to KSOP participants. The trustee will vote the shares of common stock credited to your KSOP account in accordance with the instructions set forth in your voting instruction form if it is completed and properly signed and is received by Chase Mellon Shareholder Services, the Company's voting instruction tabulator, by September 14, 1999. If your voting instructions are not received by such date, the trustee will vote the shares of common stock credited to your KSOP account in the same proportion that it votes the shares for which timely instructions were received.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR KSOP VOTING INSTRUCTION
FORM?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy card bearing a later date. "Street name" shareholders must contact their broker or other nominee and follow their instructions if they wish to change their vote. If you are a participant in the KSOP, you may revoke your previously given voting instructions by filing with the voting instruction tabulator by September 14, 1999, either a written notice of revocation or a duly executed voting instruction form bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or voting instruction.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, together with a description of each item, are set forth in this Proxy Statement. In summary, the Board recommends a vote:

     - for election of the nominated slate of four directors to serve on the Company's Board of Directors for a one-year term (see page 6); and

     - for ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000 (see page 14).

     With respect to any other item of business that properly comes before the meeting, the proxy holders will vote your shares as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD

AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

     OTHER ITEMS. For ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000, and for each other item of business that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, and entitled to vote on the item will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

     In general, if you hold shares of common stock in "street name" through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute "broker non-votes" as to such matter. However, there will be no "broker non-votes" at this meeting, because the nature of the matters to be acted upon by the shareholders at this meeting is such that your broker or other nominee will have discretion to vote your shares even in the absence of express instructions from you.

                                STOCK OWNERSHIP

HOW MUCH COMMON STOCK DO THE COMPANY'S LARGEST SHAREHOLDERS AND ITS MANAGEMENT OWN?

     The table below shows the amount of common stock of the Company beneficially owned as of June 30, 1999 (except as otherwise noted below) by (1) each shareholder known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table on page 10 of this Proxy Statement, and
(4) all directors, director nominees, and executive officers of the Company as a group.

                                                                                             PERCENTAGE
                                                                  NUMBER OF SHARES           OF SHARES
                  NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)(-3)    OUTSTANDING(4)
                  ------------------------                    -------------------------    --------------
Ben C. Bryant, Jr...........................................          5,068,556                 20.5%
  1365 W. Brierbrook Road
  Memphis, Tennessee 38138
T. Scott Cobb...............................................          4,476,893                 18.1
  1365 W. Brierbrook Road
  Memphis, Tennessee 38138
SCB Computer Technology, Inc. KSOP(5).......................          2,333,336                  9.4
  1365 W. Brierbrook Road
  Memphis, Tennessee 38138
Lord, Abbett & Co.(6).......................................          1,342,846                  5.4
  767 Fifth Avenue
  New York, New York 10153
Gordon L. Bateman...........................................            242,753                    *
Jeffrey S. Cobb.............................................            214,693                    *
Gary E. McCarter............................................             97,225                    *
James E. Harwood............................................             31,000                    *
Joseph W. McLeary...........................................             31,000                    *
All directors, director nominees, and executive officers as
  a group (7 persons).......................................         10,162,120                 40.6

---------------

  * Less than 1% of the 24,711,924 outstanding shares of common stock.

(1) The numbers of shares of common stock shown in the table include shares that are individually or jointly owned, as well as shares over which the individual, directly or indirectly, has either sole or shared investment or voting authority. Certain of the Company's directors, director nominees, and executive officers disclaim beneficial ownership of some of the shares of common stock included in the table as follows: Mr. Bryant -- 924,202 shares held by his wife and 33,976 shares held directly or indirectly by his grandchildren; T. Scott Cobb -- 926,058 shares held by his wife and 139,738 shares held directly or indirectly by his daughter; and all directors, director nominees, and executive officers as a group -- 2,023,974 shares.

(2) For certain of the Company's executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares held in the trust created pursuant to the SCB Computer Technology, Inc. KSOP (the "KSOP") that were credited to their respective accounts as of June 30, 1999:
    Mr. Bryant -- 283,085 shares; T. Scott Cobb -- 283,085 shares; Mr.
    Bateman -- 71,872 shares; Jeffrey S. Cobb -- 4,940 shares; and all executive officers as a group -- 642,982 shares.

(3) For certain of the Company's directors, director nominees, and executive officers, the numbers of shares of common stock shown in the table include the following numbers of shares that are issuable by the Company upon the exercise of options as of June 30, 1999, or within 60 days thereafter: Mr. Bateman -- 82,725 shares; Jeffrey S. Cobb -- 82,725 shares; Mr.
    McCarter -- 97,225 shares; Mr. Harwood -- 25,000 shares; Mr. McLeary -- 25,000 shares; and all directors, director nominees, and executive officers as a group -- 312,675 shares.

(4) The percentages of shares outstanding were calculated based on the 24,711,924 shares of common stock that were outstanding as of June 30, 1999. For the purpose of calculating the percentage ownership of each beneficial owner, the shares outstanding include shares that such person has the right to acquire as of June 30, 1999, or within 60 days thereafter.

(5) Approximately 1,341 employees of the Company participate in the KSOP. Pursuant to the terms of the KSOP and the related trust agreement, Merrill Lynch Trust Company, the trustee of the KSOP, is required to vote the shares of common stock credited to participants' accounts in accordance with their instructions. If the trustee does not receive voting instructions from a participant in a timely manner, the trustee is to vote the shares of common stock credited to the participant's KSOP account in the same proportion that it votes the shares for which timely instructions are received.

(6) Lord, Abbett & Co. ("LAC") is a registered investment adviser. The shares of common stock shown in the table are beneficially owned by clients of LAC. The source of this information is Amendment No. 1 to the Schedule 13G filed by LAC with the Securities and Exchange Commission (the "SEC") on February 12, 1999, with beneficial ownership of the shares of common stock being reported as of December 31, 1998.

COMPLIANCE WITH SECTION 16(A) FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company's common stock (the "Reporting Persons") to file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the SEC. The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. Based solely on the Company's review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, the Company believes that the Reporting Persons complied with all applicable
Section 16(a) filing requirements during fiscal 1999.

                        ITEM I -- ELECTION OF DIRECTORS
GENERAL

     The Board of Directors of the Company is composed of four directors. Each director serves for a term of one year.

NOMINEES FOR DIRECTOR

     The Board of Directors proposes that the four nominees described below be elected to serve as directors of the Company for a one-year term and until their successors are duly elected and qualified. All of the nominees are incumbent directors. Each nominee has consented to serve on the Board.

     T. SCOTT COBB. Mr. Cobb, age 62, is a founder of the Company and has been Chairman of the Board since its formation in 1984. He also was President of the Company from 1984 to 1996. Mr. Cobb was a partner in Seltmann, Cobb & Bryant, the Company's predecessor, from its formation in 1976 to 1984. He was associated with the accounting firm of Touche Ross & Company from 1975 to 1976, and held several engineering positions, including chief computer engineer, at Grumman Aircraft Engineering Corporation from 1961 to 1972. Mr. Cobb is the father of Jeffrey S. Cobb, the Company's Chief Operating Officer.

     BEN C. BRYANT, JR. Mr. Bryant, age 52, is a founder of the Company and has been Vice Chairman of the Board, Chief Executive Officer, and Treasurer since 1984. He also has been President of the Company since 1996. Mr. Bryant was a partner in Seltmann, Cobb & Bryant from its formation in 1976 to 1984. He was associated with Touche Ross & Company from 1974 to 1976, and held a variety of positions, including manager of business systems development, with McDonnell Douglas Corporation from 1968 to 1974.

     JAMES E. HARWOOD. Mr. Harwood, age 63, has been a director of the Company since 1996. He has been President of Sterling Equities, Inc., an investment services firm, since 1990. Mr. Harwood held several executive positions with Schering-Plough Corporation, a pharmaceutical and health care products company, from 1980 to 1990. He also is a director of Morgan Keegan & Company, Inc., a investment banking firm; Union Planters Corporation, a bank holding company; and Washington Life Insurance Co.

     JOSEPH W. MCLEARY. Mr. McLeary, age 60, has been a director of the Company since 1996. He has been Chairman of the Board of Executive Financial Services, Inc., a financial consulting company, since 1997. He was Chairman of the Board and Chief Executive Officer of Midland Financial Group, Inc., an automobile insurance company, from 1987 to 1997. Mr. McLeary is a director of Equity Inns, Inc., a real estate investment trust specializing in hotel properties.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

     If any nominee were to become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

HOW DOES THE BOARD OF DIRECTORS OPERATE?

     The Board of Directors has established a policy of holding meetings on a regular bi-monthly basis and on other occasions when required by special circumstances. The Board delegates certain of its functions to its standing Audit and Compensation Committees, the principal functions and members of which are as follows:

     AUDIT COMMITTEE. The Audit Committee assists the directors in fulfilling their responsibilities and duties to the Company's shareholders and other constituencies relating to the quality and integrity of the Company's accounting and financial reporting practices. The Audit Committee is authorized to recommend to the Board of Directors the retention or discharge of the Company's independent auditors; review and approve the engagement of the independent auditors, including the scope, extent and procedures of the audits and the fees to be paid therefor; review, in consultation with the independent auditors, the audit results and their proposed opinion letters or audit reports and any related management letters; review and approve the audited financial statements of the Company; consult with the independent auditors and management of the Company on the adequacy of internal accounting controls; review the independence of the independent auditors; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information, the Company's compliance with applicable regulations, and the ethical conduct of its affairs; and direct and supervise investigations into matters within the scope of its duties and responsibilities. The members of the Audit Committee are Messrs. Harwood and McLeary.

     COMPENSATION COMMITTEE. The Compensation Committee assists the directors in addressing the compensation of the Company's directors, executive officers and other employees. The Compensation Committee is authorized to review and approve the Company's compensation policies and programs; review the performance of the chief executive officer on an annual basis; and review and approve the salaries, bonus awards, and grants of stock options and other incentive compensation for executive officers. The members of the Compensation Committee are Messrs. Harwood and McLeary.

HOW ARE DIRECTORS NOMINATED?

     The Board of Directors does not have a nominating committee. Nominations for election as a director of the Company may be made by the Board, a nominating committee appointed by the Board, or any shareholder entitled to vote for the election of directors. As required by the Company's bylaws, shareholder nominations for election to the Board must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

HOW OFTEN DID THE BOARD OF DIRECTORS AND ITS COMMITTEES MEET IN FISCAL 1999?

     The Board of Directors met seven times and took action by unanimous written consent four times during fiscal 1999. The Audit Committee met once during fiscal 1999. The Compensation Committee met two times and took action by unanimous written consent once during fiscal 1999. Each director attended more than 75% of the total number of meetings of the Board and its committees on which he or she served in fiscal 1999.

HOW ARE DIRECTORS COMPENSATED?

     The Company compensates its non-employee (i.e., outside) directors for service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for their actual out-of-pocket expenses incurred in attending meetings.

     The Company provides cash and non-cash compensation to its outside directors. Their compensation consists of (1) an annual cash retainer of $20,000 payable quarterly; (2) a cash fee of $500 for each meeting of the Board of Directors or a Board committee attended during the year; (3) upon the commencement of service as a director, a grant of stock options to purchase 10,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant; and (4) upon reelection as a director, a grant of stock options to purchase 5,000 shares of common stock at an exercise price equal to the fair market value on the effective date of grant. The principal goals of this compensation program are to enhance the equity and incentive elements of outside director compensation through reliance on stock option grants, to reward such directors for taking on extra responsibilities such as service on a committee, and to make the total compensation package an effective tool for the retention and recruitment of qualified, talented outside directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     James E. Harwood and Joseph W. McLeary served during fiscal 1999 as members of the Compensation Committee of the Board of Directors. None of such persons is or has been an officer or employee of the Company or any of its subsidiaries.

                         EXECUTIVE OFFICER COMPENSATION

     The following Report of the Compensation Committee on Executive Compensation and the cumulative total shareholder returns graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference therein.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     OVERVIEW. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of James E. Harwood and Joseph W. McLeary. The Committee is responsible for making decisions with respect to the compensation of the Company's executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company's shareholders while providing appropriate incentives to its executive officers.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company's shareholders. The Committee believes that a significant portion of executive officers' compensation potential on an annual basis should be at risk based on the Company's performance and total shareholder return. When the Company's performance does not meet criteria established by the Committee, incentive compensation is reduced accordingly.

     COMPENSATION PROGRAM. The compensation for executive officers of the Company consists primarily of a base salary and an annual incentive bonus opportunity. The total cash compensation (i.e., base salary plus annual incentive bonus) paid to the Company's executive officers is intended to be competitive with the total cash compensation paid to executive officers in similar positions at companies primarily in the information technology services industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     BASE SALARY. The Committee determines the base salaries of all executive officers and reviews the Chief Executive Officer's proposals for the salaries of other senior officers. The Committee does not rely on a specific list of companies to compare salaries, but seeks relevant compensation data. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer's achievement of specific performance objectives.

     ANNUAL INCENTIVE BONUS. The Company implemented a management bonus plan for its executive officers and other senior officers for performance in fiscal 1999. The management bonus plan provided for the creation of a bonus pool of up to $1,000,000 if the Company achieved net income before certain extraordinary items in fiscal 1999 in excess of a targeted level established by the Board of Directors. Subject to approval by the Board of Directors, one-half of the bonus pool would be paid to the Company's executive officers, and the other one-half may be paid to other senior officers as determined by the President. Because the Company did not achieve the targeted net income level in fiscal 1999, no bonus awards were made to the executive officers under the management bonus plan for fiscal 1999.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Ben C. Bryant, Jr., was the Vice Chairman of the Board, President, Chief Executive Officer, and Treasurer of the Company during fiscal 1999. Mr. Bryant's base salary for fiscal 1999 was $362,500. He did not receive an annual incentive bonus for fiscal 1999. On November 1, 1998, Mr. Bryant entered into a new employment agreement with the Company, which is discussed in greater detail elsewhere in this Proxy Statement. In accordance with this agreement, on November 2, 1998, the Company granted to Mr. Bryant options to purchase 35,211 shares of common stock at a price equal to the fair market value on the date of grant ($7.625 per share). The options have a 10-year term and will fully vest one year after the date of grant. The Committee considers the total compensation received by Mr. Bryant for fiscal 1999, as well as his anticipated future compensation provided for under his new employment agreement, to be reasonable and appropriate under the circumstances.

     INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations such as the Company for compensation over $1,000,000 paid for any tax year to the corporation's chief executive officer and four other most highly compensated executive officers as of the year end. However, the Internal Revenue Code exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee currently intends to structure performance-based compensation, including annual incentive bonuses and stock option grants, to executive officers who may be subject to Section 162(m) in a manner that satisfies these requirements. The Board of Directors and the Committee, however, reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Furthermore, because of ambiguities and uncertainties in the application and interpretation of Section 162(m) and the implementing regulations issued thereunder, no assurance can be given that, notwithstanding the Company's efforts, executive officer compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

                                    Submitted by the Compensation Committee:

                                    James E. Harwood
                                    Joseph W. McLeary

SUMMARY COMPENSATION TABLE

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for fiscal 1999 who were serving in such capacity on April 30, 1999.

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                         ------------
                                                                         ANNUAL           NUMBER OF
                                                                      COMPENSATION          STOCK
                                                         FISCAL   --------------------     OPTIONS       ALL OTHER
             NAME AND PRINCIPAL POSITIONS                 YEAR    SALARY(1)    BONUS      GRANTED(2)    COMPENSATION
             ----------------------------                ------   ---------   --------   ------------   ------------
Ben C. Bryant, Jr......................................   1999    $362,500          --      35,211        $10,600(3)
  Vice Chairman of the Board, President,                  1998     300,000          --          --          7,608
  Chief Executive Officer, and Treasurer                  1997     350,000          --          --          5,358
T. Scott Cobb..........................................   1999     362,500          --      35,211         13,600(4)
  Chairman of the Board                                   1998     300,000          --          --         10,608
                                                          1997     350,000          --          --          8,358
Gary E. McCarter.......................................   1999     191,154          --          --          3,083(5)
  Chief Financial Officer                                 1998     140,000          --          --          1,389
                                                          1997     100,642          --     117,000            302
Jeffrey S. Cobb........................................   1999     178,500          --          --         14,300(6)
  Chief Operating Officer                                 1998     132,000          --          --          1,990
                                                          1997     124,998          --      60,000          1,446
Gordon L. Bateman......................................   1999     170,000          --          --          9,751(7)
  Chief Administrative Officer                            1998     140,000          --          --          5,303
                                                          1997     134,667          --      60,000          4,253

---------------

(1) The salary figures shown in the table include amounts deferred by the employees under the Company's deferred compensation plans.

(2) The numbers of shares of common stock underlying the stock options shown in the table have been adjusted to give effect to a three-for-two stock split on September 3, 1997, and a two-for-one stock split on April 27, 1998.

(3) Mr. Bryant's other compensation for fiscal 1999 consisted of $4,800 of Company matching contributions under a deferred compensation plan, $4,800 for excess life insurance, and $1,000 as an automobile allowance.

(4) T. Scott Cobb's other compensation for fiscal 1999 consisted of $4,800 of Company matching contributions under a deferred compensation plan, $7,800 for excess life insurance, and $1,000 as an automobile allowance.

(5) Mr. McCarter's other compensation for fiscal 1999 consisted of $2,083 of Company matching contributions under a deferred compensation plan and $1,000 as an automobile allowance.

(6) Jeffrey S. Cobb's other compensation for fiscal 1999 consisted of $4,800 of Company matching contributions under a deferred compensation plan and $9,500 as an automobile allowance.

(7) Mr. Bateman's other compensation for fiscal 1999 consisted of $4,800 of Company matching contributions under a deferred compensation plan, $3,951 for excess life insurance, and $1,000 as an automobile allowance.

    The summary compensation information for Steve N. White, a former executive officer of the Company who resigned as of September 4, 1998, but who would have been among the four other most highly compensated executive officers of the Company for fiscal 1999 had he been serving in such capacity on April 30, 1999, was previously presented in the Company's Proxy Statement dated September 25, 1998.

STOCK OPTION GRANTS IN FISCAL 1999

    The table below sets forth information regarding grants of stock options made to the executive officers named in the Summary Compensation Table during fiscal 1999 and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year option terms.

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                        PERCENTAGE OF                             ANNUAL RATES OF STOCK
                           NUMBER OF    TOTAL OPTIONS                            PRICE APPRECIATION FOR
                            OPTIONS      GRANTED TO     EXERCISE                     OPTION TERM(2)
                          GRANTED IN    EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
          NAME            FISCAL 1999    FISCAL 1999    ($/SHARE)    DATE(1)         5%          10%
          ----            -----------   -------------   ---------   ----------   ----------   ----------
Ben C. Bryant, Jr.......    35,211(3)        9.0%        $7.625     11/03/2008    $168,848     $427,894
T. Scott Cobb...........    35,211(3)        9.0          7.625     11/03/2008     168,848      427,894
Gary E. McCarter........        --            --             --             --          --           --
Jeffrey S. Cobb.........        --            --             --             --          --           --
Gordon L. Bateman.......        --            --             --             --          --           --

---------------

(1) The Compensation Committee, which administers the 1997 Stock Incentive Plan and the Company's other incentive plans, has general authority to accelerate, extend or otherwise modify the benefits under the stock options in certain circumstances within overall plan and other limitations. The Compensation Committee has no present intention to exercise that authority with respect to these stock options.

(2) These dollar figures represent the potential realizable value of each grant of stock options, assuming that the market price of the common stock appreciates in value from the date of grant to the end of the ten-year option term at annualized rates of 5% and 10%. These assumed rates of stock price appreciation have been established by the SEC solely for the purpose of this disclosure. The Company's use of this option valuation methodology should not be interpreted as an endorsement of its accuracy. The actual value of the stock options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

(3) The stock options will fully vest one year after the date of grant; however, the Compensation Committee may, in its sole and absolute discretion, accelerate the period during which the options vest.

STOCK OPTION EXERCISES AND VALUES FOR FISCAL 1999

     The executive officers named in the Summary Compensation Table did not exercise any stock options during fiscal 1999. The table below sets forth information concerning the number and value of their unexercised options at April 30, 1999.

                                                   NUMBER OF SHARES
                                                      UNDERLYING               VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                    APRIL 30, 1999                APRIL 30, 1999*
                                              ---------------------------   ---------------------------
                    NAME                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    ----                      -----------   -------------   -----------   -------------
Ben C. Bryant, Jr...........................        --          35,211       $     --        $    --
T. Scott Cobb...............................        --          35,211             --             --
Gary E. McCarter............................    97,225          15,075        125,814         17,442
Jeffrey S. Cobb.............................    82,725           7,575        121,246         12,915
Gordon L. Bateman...........................    82,725           7,575        121,246         12,915

---------------

* In accordance with the SEC's rules, the values of the unexercised in-the-money options are calculated by multiplying the number of options by the difference between the fair market value of the underlying shares of common stock and the exercise price of the options. For the purposes of this table, the fair market value of the common stock is deemed to be $6.875, which is the average of the high and low sale prices of the common stock reported for transactions effected on the Nasdaq Stock Market on April 30, 1999.

EMPLOYMENT AGREEMENTS

     On November 1, 1998, Ben C. Bryant, Jr., and T. Scott Cobb (collectively, the "Executives") entered into new employment agreements with the Company. Pursuant to these agreements, Mr. Bryant serves as Vice Chairman of the Board, President, Chief Executive Officer, and Treasurer of the Company, and Mr. Cobb serves as Chairman of the Board of the Company. The Executives' employment agreements are identical in all material respects. The term of each agreement is three years and expires on October 31, 2001, unless the Company or the Executive gives written notice to the contrary at least 30 days prior to the second anniversary of the agreement or any anniversary thereafter, in which event the term will be extended for an additional year so that the remaining term will always be two years from such anniversary (the "expiration date"). The Executives' base salary is $425,000 during the first year of the agreement, $600,000 during the second year, and $700,000 during the third and any subsequent year. The Executives also are entitled to receive incentive compensation as determined in accordance with any bonus plan authorized by the Compensation Committee of the Board of Directors. In accordance with the employment agreements, on November 2, 1998, the Company granted to each Executive options to purchase 35,211 shares of common stock at a price equal to the fair market value on the date of grant ($7.625 per share). The options have a 10-year term and will fully vest one year after the date of grant.

     The Executives' employment with the Company may be terminated under various circumstances as provided in their employment agreements. If the Company terminates an Executive's employment for "cause", or if an Executive terminates his employment with the Company for any reason (subject to the "change in control" provisions of his agreement), the Company will be obligated to pay the Executive his base salary through the termination date. The term "cause" is defined as any act that is materially inimical to the best interests of the Company and that constitutes on the part of the Executive personal dishonesty, willful misconduct, breach of fiduciary duty, intentional failure to perform his stated duties as an executive officer of the Company, willful violation of any law, governmental rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of his employment agreement. If the Company terminates an Executive's employment due to the Executive's disability or for any other reason other than "cause" (subject to the "change in control" provisions of his agreement), or if an Executive's employment is terminated due to his death, the Company will be obligated to pay the Executive or his estate his base salary through the expiration date.

     The Executives' employment agreements also contain provisions relating to the termination of their employment following a "change in control" of the Company. The term "change in control" is defined as any of the following events:
(a) any person or entity, with certain exceptions, becomes the beneficial owner of 35% or more of the combined voting power of the Company's then outstanding securities that may be voted for the election of directors ("voting securities"); (b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets, or contested election (or any combination of the foregoing transactions), less than a majority of the combined voting power of the Company's or any successor entity's then outstanding voting securities is held in the aggregate by the holders of the Company's outstanding voting securities immediately prior to such transaction; or (c) during any period of two consecutive years individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the first election, or the first nomination for election by the Company's shareholders, of each director elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such period. If a change in control of the Company occurs and an Executive's employment is terminated by the Company during the term of the Executive's employment agreement, or if the Executive gives notice of termination of his employment for "good reason" prior to the earlier to occur of the first anniversary of the change in control or the expiration date, the Executive will be entitled to receive severance benefits consisting of (1) a severance payment of $2,000,000 in cash to be paid on the fifth day following his termination; (2) reimbursement for (a) any excise tax payable under Section 4999 of the Internal Revenue Code with respect to such severance payment or any other payment that the Executive has the right to receive from the Company (the "gross-up payment") and (b) any federal, state and local income taxes and excise tax imposed on the gross-up payment; and (3) health insurance substantially equivalent to that provided to the Executive immediately prior to termination until he is eligible to receive coverage under any federal or state health care program or is covered or permitted to be covered by benefit plans of another employer providing substantially similar coverage. Notwithstanding the foregoing, an Executive is not entitled to any severance benefits following a change in control of the Company if his termination of employment resulted from his death, disability or retirement, the Company's termination of the Executive's employment for cause, or the Executive's termination of his employment for other than "good reason". The definition of "good reason" is generally typical of that found in severance agreements for executive officers.

COMPARISON OF TOTAL SHAREHOLDER RETURNS

     The graph below compares the cumulative total shareholder returns for the period from February 15, 1996, to April 30, 1999, for the Company's common stock, the CRSP Index for the Nasdaq Stock Market -- U.S. Corporations (the "Nasdaq U.S. Corporations Index"), and the CRSP Index for Nasdaq Computer and Data Processing Stocks (the "Nasdaq Computer and Data Processing Index"). The graph assumes that $100 was invested on February 15, 1996 (when trading in the common stock commenced on the Nasdaq Stock Market following the Company's initial public offering) in the Company's common stock, the Nasdaq U.S. Corporations Index, and the Nasdaq Computer and Data Processing Index, and that all dividends were reinvested. Total returns for the two Nasdaq indexes are weighted based on the market capitalization of the companies included therein. Historic stock price performance is not indicative of future stock price performance. The Company does not make or endorse any prediction as to future stock price performance.

                      CUMULATIVE TOTAL SHAREHOLDER RETURNS
          BASED ON REINVESTMENT OF $100 BEGINNING ON FEBRUARY 15, 1996



        MEASUREMENT PERIOD         SCB COMPUTER                NASDAQ                      NASDAQ COMPUTER
       (FISCAL YEAR COVERED)      TECHNOLOGY, INC.      U.S. CORPORATIONS INDEX       AND DATA PROCESSING INDEX
2/15/96                                $100                     $100                          $100
4/30/96                                 162                      110                           113
4/30/97                                 107                      116                           125
4/30/98                                 220                      173                           195
4/30/99                                 124                      235                           298

Source: Center for Research in Security Prices, University of Chicago Graduate School of Business

            ITEM 2 -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

     Ernst & Young LLP has audited the Company's financial statements for the past four fiscal years. Representatives of Ernst & Young LLP are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2000. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, the proxy holders will vote the shares of common stock represented by proxies in the enclosed form that are returned to the Company as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

                             ADDITIONAL INFORMATION
SOLICITATION OF PROXIES

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies in the enclosed form. The Company has retained Corporate Communications, Inc. ("CCI") to provide various investor communication services, including the solicitation of proxies, for which the Company pays CCI a monthly fee plus reimbursement of certain out-of-pocket expenses. Directors, officers and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile or other electronic means. The Company requests that brokerage firms and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders interested in presenting a proposal for consideration at the Company's annual meeting of shareholders in 2000 must follow the procedures prescribed in the Company's bylaws and the Securities Exchange Act of 1934 and the rules and regulations thereunder. Shareholder proposals must be received by the Secretary of the Company no later than March 31, 2000, to be considered timely under the advance notice provisions of the Company's bylaws and to be eligible for inclusion in the Company's Proxy Statement and related proxy for the 2000 annual meeting of shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company's bylaws or the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                   (SCB LOGO)

(SYMBOL) Printed on Recycled Paper

                         SCB COMPUTER TECHNOLOGY, INC.
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1999


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The 1999 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee, on September 16, 1999, beginning at 10:00 a.m. (Memphis time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated August 12, 1999, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

         The undersigned hereby appoints T. Scott Cobb and Ben C. Bryant, Jr., and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 1999 Annual Meeting of Shareholders and any postponement or adjournment thereof, in accordance with the direction set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

         The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.


                          (Continued on reverse side)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -





                      (SCB COMPUTER TECHNOLOGY, INC. LOGO)


                   1365 W. Brierbrook Rd., Memphis, TN 38138
              (800) 221-1640   (901) 754-6577   Fax (901) 754-8463



                                August 12, 1999


Dear Shareholder:

         It is a great pleasure to have this opportunity to provide you with our 1999 Annual Report and the Proxy Statement for our 1999 Annual Meeting of Shareholders. The Annual Report discusses our record performance in the fiscal year ended April 30, 1999, as well as our strategy for continued growth and success in the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 16, 1999.

         Thank you for your interest and ownership in SCB Computer Technology, Inc.


                                          Sincerely,



                                          /s/ Ben C. Bryant, Jr.
                                          Ben C. Bryant, Jr.
                                          Vice Chairman of the Board, President
                                          and Chief Executive Officer

                                                 Please mark your vote as
                                                 indicated in this example  [X]

1. ELECTION OF FOUR DIRECTORS to serve on the Company's Board of Directors for a one-year term.

     FOR all nominees     WITHHOLD        T. Scott Cobb        James E. Harwood
     listed (except       AUTHORITY       Ben C. Bryant, Jr.   Joseph W. McLeary
      as otherwise     for all nominees
       indicated*)         listed

          [ ]                 [ ]         *Instruction: To withhold authority
                                           to vote for any director nominee,
                                           draw a line through the name of the
                                           nominee in the list above.


2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000.

        FOR             AGAINST            ABSTAIN

        [ ]               [ ]                [ ]

This proxy is solicited on behalf of the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no such direction is made, this proxy will be voted FOR each of the matters described above.


                                       Date:                              , 1999
                                            ------------------------------


                                       -----------------------------------------
                                       Signature of shareholder


                                       -----------------------------------------
                                       Signature of shareholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

--------------------------------------------------------------------------------
                           -  FOLD AND DETACH HERE -

                         SCB COMPUTER TECHNOLOGY, INC.
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1999


                  VOTING INSTRUCTION FORM FOR PARTICIPANTS IN
                       SCB COMPUTER TECHNOLOGY, INC. KSOP


         The 1999 Annual Meeting of Shareholders of SCB Computer Technology, Inc. (the "Company") will be held at the Company's Emerging Technology Center, 3239 Players Club Parkway, Memphis, Tennessee, on September 16, 1999, beginning at 10:00 a.m. (Memphis time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated August 12, 1999, accompanying this voting instruction form, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

         The undersigned, a participant in the SCB Computer Technology, Inc. KSOP (the "KSOP"), hereby instructs Merrill Lynch Trust Company, as Trustee of the KSOP (the "Trustee"), to vote all shares of common stock of the Company credited to the undersigned's KSOP account as of the record date and otherwise to act on behalf of the undersigned at the 1999 Annual Meeting of Shareholders and any postponement or adjournment thereof, in accordance with the directions set forth herein.

         The undersigned hereby revokes any proxy heretofore given and instructs the Trustee to vote or act as indicated on the reverse side hereof.


                          (Continued on reverse side)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -





                      (SCB COMPUTER TECHNOLOGY, INC. LOGO)


                   1365 W. Brierbrook Rd., Memphis, TN 38138
              (800) 221-1640   (901) 754-6577   Fax (901) 754-8463



                                August 12, 1999


Dear KSOP Participant:

         It is a great pleasure to have this opportunity to provide you with our 1999 Annual Report and the Proxy Statement for our 1999 Annual Meeting of Shareholders. The Annual Report discusses our record performance in the fiscal year ended April 30, 1999, as well as our strategy for continued growth and success in the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on September 16, 1999.

         Thank you for your interest and ownership in SCB Computer Technology, Inc.


                                          Sincerely,



                                          /s/ Ben C. Bryant, Jr.
                                          Ben C. Bryant, Jr.
                                          Vice Chairman of the Board, President
                                          and Chief Executive Officer

                                                 Please mark your vote as
                                                 indicated in this example  [X]

1. ELECTION OF FOUR DIRECTORS to serve on the Company's Board of Directors for a one-year term.


    FOR all nominees      WITHHOLD        T. Scott Cobb        James E. Harwood
    listed (except        AUTHORITY       Ben C. Bryant, Jr.   Joseph W. McLeary
      as otherwise      for all nominees
       indicated*)         listed

         [ ]                 [ ]          *Instruction: To withhold authority
                                           to vote for any director nominee,
                                           draw a line through the name of the
                                           nominee in the list above.

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as the Company's independent public accountants for the fiscal year ending April 30, 2000.

       FOR             AGAINST            ABSTAIN

        [ ]               [ ]                [ ]

The Trustee will vote the shares of common stock credited to the undersigned's KSOP account in accordance with the voting instructions set forth herein if this voting instruction form is completed and properly signed and is received by ChaseMellon Shareholder Services, the Company's voting instruction tabulator, by September 14, 1999. If voting instructions from the undersigned are not received by such date, the Trustee will vote the shares of common stock credited to the undersigned's KSOP account in the same proportion that it votes the shares for which timely instructions were received.


                                        Date:                           , 1999
                                             --------------------------


                                        ----------------------------------------
                                        Signature of KSOP participant*

*Please sign your name as it appears on this voting instruction form.

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -